UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Codorus Valley Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC

Driver Opportunity Partners I LP

J. Abbott R. Cooper

Aashish R. Kamat

John E. Kiernan

A. Dwight Utz

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of shareholders of Codorus Valley Bancorp, Inc., a Pennsylvania corporation (the “Company”).

Item 1: On March 11, 2022, Driver issued a press release that is reproduced below. The press release contained a link to Driver’s website, which in turn linked to two pdf files containing documents filed by the Company in connection a civil action pending in United States District Court for the Middle District of Florida. One file, attached hereto as Exhibit 1, is a declaration made by Amy Doll, the Company’s chief lending officer, and the other, attached hereto as Exhibit 2, are emails sent and received by Ms. Doll.

Driver Management Makes Public Key Documents Related to Codorus Valley Bancorp’s Questionable $8.04 Million Loan

Publishes Legal Documents Filed by the Company in Federal Court so Shareholders Can View the Facts

Believes Leadership's Apparent Neglect of Its Fiduciary Duties and Refusal to Take Responsibility Reaffirms the Case for Shareholder-Driven Change in the Boardroom

NEW YORK--(BUSINESS WIRE)--Driver Management Company LLC (together with its affiliates, “Driver” or “we”), the beneficial owner of 6.72% of the outstanding shares of Codorus Valley Bancorp, Inc. (NASDAQ: CVLY) (“Codorus Valley” or the “Company”), today made public key documents filed by the Company in federal court regarding the questionable $8.04 million loan (the "Faux-rrari loan") it issued for a replica Ferrari vehicle. The documents can be viewed here.

Abbott Cooper, Driver’s founder and managing member, commented:

“Following the Company's claims that we are making misleading statements, we have made public key documents – filed by the Company in a lawsuit in federal court – regarding the Faux-rrari loan so shareholders (and other interested parties) can make their own determination about who is misleading who.

According to these documents, the Company has admitted that it was duped into making a loan that was secured by a replica Ferrari. It is appalling that rather than holding themselves and management accountable for this clear dereliction of duty, the incumbent directors seem more interested in wasting shareholders’ capital to preserve their board seats.

This series of events raises serious concerns regarding management's competence and judgement, the Company's underwriting process and the Board's commitment to faithfully performing its fiduciary duties. In our view, the situation reaffirms our belief that shareholder-driven boardroom change is urgently needed to help the Board properly oversee management, overhaul the Company's governance and deliver value to long-suffering shareholders.”

As a reminder, Driver has nominated three highly qualified and independent candidates – Aashish R. Kamat, John E. Kiernan and A. Dwight Utz – for election to the Board at the 2022 Annual Meeting of Shareholders.

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About Driver Management Company

Driver employs a valued-oriented, event-driven investment strategy that focuses exclusively on equities in the U.S. banking sector. The firm’s leadership has decades of experience advising and engaging with bank management teams and boards of directors on strategies for enhancing shareholder value. For information, visit www.drivermanagementcompany.com.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of shareholders of Codorus Valley Bancorp, Inc., a Pennsylvania Company (the “Company”).

DRIVER STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Driver Management Company LLC (“Driver Management”), Driver Opportunity Partners I LP (“Driver Opportunity”), J. Abbott R. Cooper, Aashish Kamat, John E. Kiernan and A. Dwight Utz.

As of the date hereof, the participants in the proxy solicitation beneficially own in the aggregate 640,880 shares of Common Stock, par value $2.50 per share, of the Company (the “Common Stock”). As of the date hereof, Driver Opportunity beneficially owns directly 640,880 shares of Common Stock, including 1,000 shares held in record name. As the general partner of Driver Opportunity, Driver Management may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. Mr. Cooper, as the Managing Member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. As of the date hereof, none of Messrs. Kamat, Kiernan or Utz own beneficially or of record any securities of the Company.

Contact

Longacre Square Partners

Charlotte Kiaie / Bela Kirpalani, 646-386-0091

driver@longacresquare.com

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of shareholders of Codorus Valley Bancorp, Inc., a Pennsylvania Company (the “Company”).

DRIVER STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Driver Management Company LLC (“Driver Management”), Driver Opportunity Partners I LP (“Driver Opportunity”), J. Abbott R. Cooper, Aashish Kamat, John E. Kiernan and A. Dwight Utz.

As of the date hereof, the participants in the proxy solicitation beneficially own in the aggregate 640,880 shares of Common Stock, par value $2.50 per share, of the Company (the “Common Stock”). As of the date hereof, Driver Opportunity beneficially owns directly 640,880 shares of Common Stock, including 1,000 shares held in record name. As the general partner of Driver Opportunity, Driver Management may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. Mr. Cooper, as the Managing Member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. As of the date hereof, none of Messrs. Kamat, Kiernan or Utz own beneficially or of record any securities of the Company.

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